                INSURER'S UNAUDITED INTERIM FINANCIAL STATEMENTS


FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================

Unaudited Interim Financial Statements

September 30, 2000

1.  Balance Sheets

2.  Statements of Income

3.  Statements of Cash Flows

4.  Notes to Unaudited Interim Financial Statements

Financial Guaranty Insurance Company                              Balance Sheets
--------------------------------------------------------------------------------


($ in Thousands)

                                                                                          September 30,          December 31,
                                                                                              2000                   1999
                                                                                          -------------          ------------
Assets                                                                                     (Unaudited)
Fixed maturity securities, available for sale, at fair value
     (amortized cost of $2,254,334 in 2000 and $2,484,753 in
     1999)                                                                                   $2,219,960             $2,412,504
Short-term investments, at cost, which approximates fair value                                  189,700                114,776
Cash                                                                                                478                    924
Accrued investment income                                                                        34,572                 38,677
Reinsurance receivable                                                                            9,398                  8,118
Deferred policy acquisition costs                                                                71,967                 71,730
Property, plant and equipment net of accumulated depreciation
     of $7,940 in 2000 and $7,803 in 1999                                                           702                    967
Prepaid reinsurance premiums                                                                    134,395                133,874
Receivable for Securities Sold                                                                  124,359                     10
Prepaid expenses and other assets                                                                13,361                 16,662
                                                                                             ----------             ----------
         Total assets                                                                        $2,799,053             $2,798,242
                                                                                             ==========             ==========


Liabilities and Stockholder's Equity

Liabilities:
Unearned premiums                                                                              $581,221               $578,930
Losses and loss adjustment expenses                                                              47,013                 45,201
Ceded reinsurance payable                                                                         2,525                  2,310
Accounts payable and accrued expenses                                                            11,996                 16,265
Current federal income taxes payable                                                             56,562                 62,181
Deferred federal income taxes payable                                                            61,705                 46,346
Payable for securities purchased                                                                 89,866                  7,894
                                                                                             ----------             ----------
         Total liabilities                                                                      850,888                759,127
                                                                                             ==========             ==========

Stockholder's Equity:
     Common stock, par value $1,500 per share at September 30,
     2000 and at December 31, 1999:  10,000 shares authorized,
     issued and outstanding                                                                      15,000                 15,000
Additional paid-in capital                                                                      383,511                383,511
Accumulated other comprehensive loss, net of tax                                                (20,687)               (46,687)

Retained earnings                                                                             1,570,341              1,687,291

Total stockholder's equity                                                                    1,948,165              2,039,115
                                                                                             ----------             ----------

Total liabilities and stockholder's equity                                                   $2,779,053             $2,798,242
                                                                                             ==========             ==========

        See accompanying notes to unaudited interim financial statements

Financial Guaranty Insurance Company                        Statements of Income
--------------------------------------------------------------------------------

($ in Thousands)

                                                                                              Nine Months Ended September 30,
                                                                                             2000                       1999
                                                                                           -----------               ---------
                                                                                           (Unaudited)
Revenues:

   Gross premiums written                                                                    $77,729                  $ 75,398
   Ceded premiums                                                                            (14,744)                  (13,086)
                                                                                             -------                   -------

   Net premiums written                                                                       62,985                    62,312
   (Increase)/Decrease in net unearned premiums                                               (1,770)                   29,090
                                                                                             -------                   -------

   Net premiums earned                                                                        61,215                    91,402
   Net investment income                                                                     103,273                   101,187
   Net realized gains                                                                         18,780                    25,186
                                                                                             -------                   -------

       Total revenues                                                                        183,286                   217,775
                                                                                             -------                   -------

Expenses:

   Losses and loss adjustment expenses                                                         3,087                    (4,386)
   Policy acquisition costs                                                                    8,320                    15,032
   Other underwriting expenses                                                                11,635                    13,471
                                                                                             -------                   -------

       Total expenses                                                                         23,042                    24,117
                                                                                             -------                   -------

       Income before provision for federal income taxes                                      160,226                   193,658

   Provision for federal income taxes                                                         27,176                    38,894
                                                                                             -------                   -------

       Net income                                                                            $93,096                  $154,764
                                                                                             =======                  ========


        See accompanying notes to unaudited interim financial statements




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Financial Guaranty Insurance Company                    Statements of Cash Flows
--------------------------------------------------------------------------------

 ($ in Thousands)

                                                                                               Nine Months Ended September 30,
                                                                                               2000                      1999
                                                                                            -----------               ---------
                                                                                            (Unaudited)
Operating activities:

Net income                                                                                    $133,050                 $154,764
   Adjustments to reconcile net income to net cash provided by operating activities:
   Provision for deferred income taxes                                                           1,359                      533
   Amortization of fixed maturity securities                                                     3,731                    3,195
   Policy acquisition costs deferred                                                            (8,557)                 (10,496)
   Amortization of deferred policy acquisition costs                                             8,320                   15,032
   Depreciation of property, plant and equipment                                                   265                      740
   Change in reinsurance receivable                                                             (1,280)                  (1,927)
   Change in prepaid reinsurance premiums                                                         (521)                  10,192
   Foreign currency translation adjustment                                                       2,125                    1,891
   Change in accrued investment income, prepaid expenses and other                               7,245                   (2,474)
     assets
   Change in unearned premiums                                                                   2,291                  (39,282)
   Change in losses and loss adjustment expense                                                  1,812                   (5,845)
   Change in ceded reinsurance payable, accounts payable and accrued                            (4,045)                  (6,170)
     expenses
   Change in current income taxes payable                                                       (5,619)                  (7,175)
   Net realized gains                                                                          (18,780)                 (25,186)
                                                                                              --------                 --------

Net cash provided by operating activities                                                      121,387                   87,792
                                                                                              --------                 --------

Investing activities:

Sales or maturities of fixed maturity securities                                               717,451                  662,901
Purchases of fixed maturity securities                                                        (514,360)                (590,689)
Purchases of short-term investments, net                                                       (74,924)                 (84,900)
                                                                                              --------                 --------

Net cash used for investing activities                                                         128,167                  (12,688)
                                                                                              --------                 --------

Financing activities:

Dividends paid                                                                                (250,000)                (250,000)
                                                                                              --------                 --------
Net cash used for financing activities                                                        (250,000)                (250,000)
                                                                                              ---------                ---------

(Decrease)/Increase in cash                                                                       (446)                     104
Cash at beginning of period                                                                        924                      318
                                                                                              --------                 --------

Cash at end of period                                                                         $    478                 $    422
                                                                                              ========                 ========

        See accompanying notes to unaudited interim financial statements

Financial Guaranty Insurance Company               Notes to Financial Statements
--------------------------------------------------------------------------------

September 30, 2000 and 1999
(Unaudited)

         (1) Basis of Presentation
             ---------------------

         The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the nine months ended September 30, 2000 and 1999, (b) the financial position at September 30, 2000 and December 31, 1999, and
         (c) cash flows for the nine months ended September 30, 2000 and 1999.

         These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1999 audited financial statements.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (2) Statutory Accounting Practices
             ------------------------------

         The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

         (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

         (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

         (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

         (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

         (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

         (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

         (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as available for sale under GAAP.

--------------------------------------------------------------------------------

The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                                   Nine Months Ended September 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                1999
                                                                --------------------------------     ------------------------------
                                                                    Net           Stockholder's         Net         Stockholder's
                                                                  Income             Equity            Income            Equity
                                                                 --------         -------------       --------       -------------
GAAP basis amount                                                $133,050          $1,948,165         $154,764        $2,038,827
Premium revenue recognition                                        (9,908)           (204,467)          (4,836)         (199,991)
Deferral of acquisition costs                                        (237)            (71,967)           4,536           (76,388)
Contingency reserve                                                     -            (747,059)               -          (665,383)
Contingency reserve tax deduction                                       -              74,059                -            74,059
Non-admitted assets                                                     -                (636)               -              (632)
Case-basis losses incurred                                            440                (781)          (1,091)           (1,018)
Portfolio loss reserves                                             2,800              28,700            1,000            33,900
Deferral of income tax                                              1,359              73,654              533            73,479
Unrealized losses on fixed maturity securities held at fair
value, net of taxes                                                     -              22,343                -            20,585
Profit commission                                                      27              (7,116)            (457)           (6,508)
Provision for unauthorized reinsurers                                   -                 (87)               -               (88)
Allocation of tax benefits due to Parent's net operating loss
to the Company                                                        219              11,312              235            11,404
                                                                 --------          ----------         --------        ----------
Statutory basis amount                                           $127,750          $1,126,120         $154,684        $1,302,246
                                                                 ========          ==========         ========        ==========

--------------------------------------------------------------------------------

         (3) Dividends
             ---------

         Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

         o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 2000.

         o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the State of New York Insurance Department.

         The amount of the Company's surplus available for dividends during 2000 is approximately $112.6 million.

         The Company declared dividends of $50 million and $75 million during the first nine months of 2000 and 1999 respectively. In addition, an extraordinary dividend of $200 million (approved by New York State Insurance Department) was paid during the first nine months of 2000.

         (4) Income Taxes
             ------------

         The Company's effective Federal corporate tax rate (17.0 percent and 20.1 percent for the nine months ended September 30, 2000 and 1999, respectively) is less than the statutory corporate tax rate (35 percent in 2000 and 1999) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

         (5) Reinsurance
             -----------

         Net premiums earned are shown net of premiums ceded of $14.2 million and $23.8 million, respectively, for the nine months ended September 30, 2000 and 1999.

--------------------------------------------------------------------------------

         (6) Comprehensive Income
             --------------------

         Comprehensive income encompasses all changes in stockholders' equity (except those arising from transactions with stockholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities (net of taxes) and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:

September 30, 2000 and 1999
(Unaudited)

                                                                             For the Nine Months Ended September 30,
                                                                             ---------------------------------------
                                                                                 2000                        1999
                                                                               --------                    --------
Net income                                                                     $133,050                    $154,764
Other comprehensive income:
         Change in unrealized investment gains/, (losses)
         net of taxes of $13,256 in 2000 and ($61,321) in
         1999                                                                    24,619                    (113,882)
         Change in foreign exchange gains, net of taxes of
         $743 in 2000 and $622 in 1999                                            1,381                       1,229
                                                                               --------                    --------
Comprehensive income                                                           $159,050                    $ 42,111
                                                                               ========                    ========



         (7) Current Accounting Pronouncements
             ---------------------------------

         The Financial Accounting Standards Board ("FASB") has issued, then subsequently amended Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging activities, effective for Financial Guaranty Insurance Company on January 1, 2001. Upon adoption, all derivative instruments (including certain derivative instruments embedded in other contracts) will be recognized in the balance sheet at their fair values; changes in such fair values must be recognized immediately in earnings unless specific hedging criteria are met. Management estimates that at September 30, 2000, the effects on its financial statements of adopting SFAS 133, as amended, will be immaterial. However, the transition effect as of January 1, 2001, cannot be estimated at this time because it is subject to the following unknown variables as of that date: (1) actual derivatives and related hedged positions, (2) market values of derivatives and hedged positions, and (3) further interpretation of SFAS 133 by the FASB.